CANCER GENETICS

Empowering Personalized Cancer Treatment

E M P O W E R I N G P E R S O N A L I Z E D C A N C E R T R E A T M E N T CGIX (NASDAQ) September 19, 2013 Exhibit 99.1

2013 Cancer Genetics, Inc.   |  NASDAQ: CGIX    |    2
All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Cancer
Genetics, Inc. (The Company) products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements.
Any statements that are not historical fact (including, but not limited, to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates")
should also be considered to be forward-looking statements.
Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights and other risks discussed in the Company’s registration statement on Form S-1 and other reports filed with the
Securities and Exchange Commission which is available for review at www.sec.gov.
Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the Company's business.
The Company disclaims any intent or obligation to update these forward-looking statements.
Forward-Looking Statement

STANFORD SCHOOL OF MEDICINE

NATIONAL CANCER INSTITUTE

Memorial Sloan-Kettering Cancer Center

MAYO CLINIC

THE UNIVERSITY OF IOWA

Cleveland Clinic

DANA-FARBER CANCER INSTITUTE

CANCER GENETICS
Empowering Personalized Cancer Treatment

Hybrid business model providing proprietary genomic products, clinical cancer testing and clinical trial services for biotechs and pharmas
Category continues to experience significant price-to-sales multiples and premium acquisition valuations
Experienced management team, active board of directors, and committed, industry-leading scientific advisors
Established multi-year track record of top-line growth with improving margins
Portfolio of commercially available, IP-protected, revenue-creating products:
microarrays, DNA panels and probes
Established collaborations and partnerships with world-class institutions including J.V. with Mayo Clinic: OncoSpire Genomics
54% revenue growth first half 2013 over first half 2012
2013 Cancer Genetics, Inc.   |  NASDAQ: CGIX    |    3
Growth-Stage, Oncology-Focused,
Personalized-Diagnostics Company

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Personalize
therapeutic plan and
treatment options
DIAGNOSIS PROGNOSIS THERANOSIS
Our unique focus & approach supports the entire cancer care continuum
Assist in patient
outcome and disease
management
What drug(s) to give,
how much, and when?
What are my survival
prospects?
Do I have cancer and
what type?
Use genomics to
provide an accurate
and definitive typing
of the cancer
Gain newer, more accurate tools to assess a patient’s cancer and develop an informed treatment plan
PHYSICIANS
PATIENTS Receive faster and more accurate diagnoses, as well as more personalized oncology care
PAYORS Benefit from cost-savings when oncologists receive the right information the first time, and from increased treatment effectiveness
PHARMA See high value in personalized medicine – and targeted therapeutics require companion diagnostic tests
Molecular Diagnostics are Changing our Understanding of Cancer
While Providing New Tools to Diagnose & Treat Patients
Integrated Molecular Diagnostic Testing Brings Benefits Across the Entire Oncology Ecosystem

CANCER GENETICS
Empowering Personalized Cancer Treatment

Phenotypic &
Physical Examination
Morphologic &
Pathological Analysis
Large & Multiple
Specimens Required
Significant Delays to
Treatment
Traditional Approach
Biomarkers and
Companion Diagnostics
Genomic Analysis &
Proprietary Algorithms
Reduced Size and
Number of Specimens
Our Approach: Personalized Medicine
Target For Tomorrow
25%
Integrating & Delivering Genomic Information About a Patient’s Cancer Can
Improve Care & Reduce Cost
Situation Today
Source: Clinical Trends in Molecular Medicine, Vol. 7, Issue 5
Success Rate Target Success Rate
Improved Diagnoses &
Treatment Plans
100%
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CGI’s Mission is to Personalize and Improve the
Success Rate in Cancer Treatment

MatBA
INFORM PREDICT DECIDE
Mature B-Cell Neoplasm Array

UroGenRA
INFORM PREDICT DECIDE
Urogenital Cancer Array

FHACT

UGenRA
INFORM PREDICT DECIDE
Urogenital Cancer Array

COMPLETE

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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PROPRIETARY PRODUCTS
CLINICAL SERVICES BIOPHARMA PARTNERSHIPS
Proprietary molecular
diagnostics & FISH probes
Clinically validated
IP-protected
Sold globally
Probe manufacturing
leverages low-cost, high
scale facility in India
Differentiated and complete
disease-focused solutions
Superior turnaround times
World-class expertise in
genomics and cytogenetics
Serving community
hospitals and labs through
unique Expand Dx™
program
Biomarker and companion
diagnostic development
World-class genomics and
bioinformatics
Drug-specific and cancer-
specific assays
Comprehensive focus in
hematologic and urogenital
cancers
Suite of Products and Services Provides Multiple Growth Drivers and Value to
Multiple Parties: Clinical Community, Biopharma & Medtech
Unique, Scalable and Multifaceted Business Model

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Source: American Cancer Society
149,990
2013 Estimated New Cases
(U.S.)
Death Rate
36%
Hematological:
Lymphoma, Leukemia, M. Myeloma
376,310
2013 Estimated New Cases
(U.S.)
Death Rate
16%
Urogenital:
Kidney, Bladder & Prostate
Gynecological:
Cervical, Endometrial & Ovarian
Ability to Impact Over
610,000 New Lives
Annually in the U.S.
5 Products Launched in Target Segments
Our Target Markets in Oncology Testing Comprise
Over 610,000 New Lives Annually in the U.S.
84,140
2013 Estimated New Cases
(U.S.)
Death Rate
31%

MatBA

UroGenRA

FHACT

UGenRA

DANA-FARBER CANCER INSTITUTE

Memorial Sloan-Kettering Cancer Center
The Best Cancer Care. Anywhere.

North Shore LIJ

UNIVERSITY of IOWA HOSPITALS & CLINICS
University of Iowa Health Care

Georgia Health Sciences University

Cleveland Clinic

Memorial Sloan-Kettering Cancer Center
The Best Cancer Care. Anywhere.

NATIONAL CANCER INSTITUTE

UNIVERSITY of IOWA HOSPITALS & CLINICS
University of Iowa Health Care

Kamineni

CGI CANCER GENETICS
Empowering Personalized Cancer Treatment

FHACT™ - Cervical*
FHACT™-
Head&Neck
UGenRA™ - Cervical
UGenRA™ - Endometrial
UroGenRA™ - Kidney
UroGenRA™ - Bladder
UroGenRA™-Prostate
MatBA
®
- Chronic & Small Lymphocytic Leukemia
MatBA
®
- Diffuse Large B-Cell Lymphoma
MatBA
®
- Mantle Cell Lymphoma
MatBA
®
- FL
MatBA
®
- MM
Research &
Discovery
Clinical
Development
Commercial
Development
Launch &
Market Entry
Clinical Collaboration &
Validation Partners
UGenRA™ - Ovarian
* - Launched Outside U.S. As A Product
5 Proprietary Diagnostic Products
Commercially Launched & In Market
2013 Cancer Genetics, Inc.   |
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CANCER GENETICS
Empowering Personalized Cancer Treatment

Source: Genzyme & Nature Source: National Cancer Institute, National Center for Health
Statistics, SEER Dataset of Incidence & Mortality, FDA
Identified Leukemia & Lymphoma Subtypes
Incidence & Survival Rates for NHLs
(US Only, per 100,000)
Genomics-Based Tests like MatBA
®
are Critical and Improve
the Management and Cost of Hematologic Cancers
1
2
5
12
89
100 80 60 30 2
Number of Years  Ago
11.1
12.6
15.5
18.5
20.0
19.7
20.5
21.2
5.6
6.2
7.1
7.9
8.7
8.2
6.9
7.3
1975 1985 1995 2005
Incidence Rate
Survival Rate
2013 Cancer Genetics, Inc.   |
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Despite Improved Cancer Care, Case Numbers for
Hematologic Cancers are Still Rising

North Shore LIJ

DANA-FARBER CANCER INSTITUTE

HackensackUMC

CANCER GENETICS
Empowering Personalized Cancer Treatment

Validated in Collaboration w/ Dr. Kanti Rai & Dr. Nicholas Chiorazzi (NSLIJ); 2 Datasets, 322 specimens
Additional Validations being conducted w/ HUMC & Dana Farber; 2 Cohorts, 350+ specimens
Favorable
Intermediate
Unfavorable
Favorable/
Intermediate
(no distinction)
38% of cases in our study have
a favorable prognosis falling
under "watch & wait" approach.
8% of cases with unfavorable
prognosis missed by FISH and
caught using MatBA
®
-CLL/SLL.
Impact on therapy selection &
clinical management of CLL
patients.
Genomic Aberrations Reported
by FISH:
4
Genomic Aberrations Reported
by MatBA ® -CLL/SLL:
20
85%
85%
15%
FISH
23%
39%
38%
(Current Method) (CGI Method)
2013 Cancer Genetics, Inc.   |
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MatBA
®
-CLL/SLL Array-CGH Improves Risk
Stratification & Outcome Prediction

✓

✓

✓

✓

✓

MatBA
Proportion Treatment-Free
1.0
0.8
0.6
0.4
0.2
0.0
0
100
200
300
400
Proportion Surviving
1.0
0.8
0.6
0.4
0.2
0.0
0
100
200
300
400

CANCER GENETICS
Empowering Personalized Cancer Treatment

MatBA
®
- CLL / SLL is a diagnostic tool and
prognostic indicator for patient stratification
and improved patient management
Poor outcome = High risk
Intermediate outcome = Intermediate risk
Good outcome = Low risk
Detection of specific genomic imbalance in
CLL/SLL by MatBA
®
-CLL/SLL correlates
patient risk with time to first treatment
(TTFT) and shorter overall survival (OS)
Time to First Treatment (TTFT)
Time (months)
Time (months)
–
GOOD (n=74)
–
INTERMED (n=107)
–
POOR (n=47)
–
GOOD (n=74)
–
INTERMED (n=107)
–
POOR (n=47)
P = 0.090
P = 0.001
P < 0.001
P = 0.010
Overall Survival (OS)
Being actively used in clinical care, in clinical trials
and in validation programs with Dana Farber,
MSKCC and HUMC
20 key genetic events/sites classify CLL patients
as having the potential for
Patients classified as high risk showed a shorter time
to first treatment (TTFT) compared to those classified
as low or intermediate risk
Patients classified as high risk had significantly
shorter overall survival (OS) times than those
classified as low or intermediate risk
Provides additional risk stratification between low
and intermediate risk patients, not currently
available in other tests
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MatBA® Can Group Patients Into Risk Groups and
Prognostication Classes
From Leukemia & Lymphoma – Houldsworth, et. al Sept/Oct 2013

Memorial Sloan-Kettering Cancer Center
The Best Cancer Care. Anywhere.

Cleveland Clinic

UroGenRA KIDNEY
INFORM PREDICT DECIDE
Urogenital Cancer Array

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Prospective ongoing percutaneous needle biopsy (n>50) MSKCC
Approaching 100% classification between benign and malignant lesions
J. Coleman (MSKCC) & E. Klein (Cleveland Clinic)
Retrospective ongoing in-house FFPE validation (n>150) CCF
Test to distinguish benign from malignant subtype
In-silico validation (n>600)
Tested to subtype
UroGenRA™-Kidney Can Help Decide if Partial Kidney
Removal Is Required and Guide Treatment Selection
PROBLEM
Men and women with renal masses
often undergo unnecessary
nephrectomy for accurate diagnosis
and experience delay in treatment
SOLUTION
UroGenRA™ is designed to detect genomic
aberrations in a single assay in percutaneous
needle biopsies permitting accurate diagnosis
and reduction in cost & time to treatment
Clinical Benefits Include Reduction in Number of Highly Invasive Procedures,
Time to Treatment Selection and Time to Treatment Initiation
Demonstrated ability to diagnose pathologically “unclassifiable” biopsies prior to surgical intervention
ccRCC(n=489) 91%
pRCC(n=75) 97%
chrRCC(n=65) 98%
Subtype
Specificity

FHACT™

FISH HPV-Associated Cancer Test

p_trend=0.055
2.01
1.96
4.08
4.36
p_trend=0.008
0.85
0.88
1.57
2.37
p_trend=0.025
1.24
1.18
1.82
2.9
p_trend=0.005
0.74
0.81
1.79
1.63
NL n=10
CIN1 n=21
CIN2 n=15
CIN3 n=7

National Cancer Institute

Georgia Health Sciences University

University of Iowa Hospitals & Clinics

Kamineni

CANCER GENETICS

Empowering Personalized Cancer Treatment

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Cervical cancer effects nearly 500,000 women annually with nearly
80% in developing countries.
FHACT™ - A New Genomic Aid In The Screening &
Management Of Cervical Cancer
• Provides critical information which reduces unnecessary and costly colposcopy
• Predicts the progression and associated risk of cervical cancer progression
Global Validation Partners
National Cancer Institute
Georgia Health Sciences Univ.
University of Iowa
Kamineni Hospital
Genomic Amplification By Disease Category
90% Regress
to Normal Grade
Decreased Risk for Cancer
10% Progress
to Higher Grade
Increased Risk for Cancer
HPV+
Abnormal
Cervical
Lesions
Source: Luhn  et  al., IPV Poster, 2012
www.cmdrc.com
* - Launched Outside U.S. As A Product

CANCER GENETICS
Empowering Personalized Cancer Treatment

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IP Position and Detailed Global Strategy
Strong and growing portfolio in molecular-focused patents for disease identification and stratification
IP-based on unique algorithms across a broad group of chromosomal regions
Validation of specific clinical endpoints that are associated with particular disease outcomes or decisions
Filing and maintenance of trademark portfolio
Panel for the Detection and Differentiation of Renal
Cortical Neoplasms
US 11/932,422
Europe 08844570.5
Methods of Analyzing Chromosomal Translocations
Using Fluorescence In Situ Hybridization (FISH)
US Issued Patent 7,585,964
US Issued Patent 7,964,345
Canada 2,447,320
Methods and Tools for the Diagnosis of Female
Gynecological Cancers and Precancers
US 61/581,350
Tool for Diagnosis and Prognosis of Mature B-Cell
Neoplasms
US 12/980,480
US 13/475,034
Europe 10803548.6
India 6657/DELNP/2012
Canada 2,785,656
Methods for Detecting Human Papilloma Virus-
Associated Cancers
US 13/227,027
US 13/474,111
PCT/US2011/050681

CANCER GENETICS
Empowering Personalized Cancer Treatment

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Community Hospitals
Regional Cancer Centers
Oncologists and Pathologists
Continue to growing sales force that calls on
hospitals and regional laboratories
Plan development of national footprint through
Expand Dx™
Biotechnology Companies
Pharmaceutical Companies
Leverage clinical infrastructure and proprietary
product portfolio for testing services that support
clinical trials
Expand sales emphasis of Select One™
Emerging Markets
Enhance distributor base in select emerging
economies
Partner with leading local cancer care providers
and hospitals to provide probes, arrays and
clinical services
Collaborate to create and validate microarrays
and other proprietary products
Accelerate launch of large scale studies
Universities and Research Centers
Target Markets Commercialization Strategy
Large, Targeted Market Opportunities with Extensive
Value Creation for Key Markets

ExpandDx
Connect Expand Grow

CANCER GENETICS
Empowering Personalized Cancer Treatment

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Delivers better outcomes to
community hospitals and
laboratories
Enables community hospitals
to bring “state-of-the-art”
genomic testing to patients
Brings personalized medicine
to the community hospital vs.
just at academic and teaching
hospitals
Allows community hospitals
to keep patients and treat
them locally
Improving care and quality is
critical to maintaining
reimbursement for community
hospitals
Source: American Hospital Association
Expanding & Developing Cancer Care
is a
Top Priority
for Hospital CEOs
& CFOs
4,000 to 5,000
Community Hospitals
& Laboratories in the U.S.
85%
Of All U.S. Cancer Patients are
Initially Diagnosed in Community
Hospitals & Laboratories
$600,000 - $800,000 USD
in Testing
Opportunity on Average per Hospital
Unique Service Offering Developed to Enable Community
Hospitals to Improve Cancer Outcomes & Treat Patients Locally

Select One™
Clinical Trial Services

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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GROWTH IN CGI’s DIRECT BILL
CLIENTS ($000)
21%
55%
ONCOLOGY DRUGS ASSOCIATED
WITH BIOMARKER(S)
Source: Company Analysis and Management Estimates
2011 2016
$221
$684
$1,738
1H, 2011 1H, 2012 1H, 2013
Well-Positioned for Use in Clinical Trials & Companion Diagnostic Programs
Clinical Trial Services Showing Strong Growth
and Robust Pipeline

GILEAD

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Comprehensive, biomarker-based patient profiling will help risk stratification and response monitoring
Improved patient profiling will result in improved trial efficacy for Gilead
Testing will occur across several methodologies, including flow cytometry, FISH, sequencing and mutation assays, and MatBA
®
microarrays
CGI provides biomarker driven insight regarding patient targeting and potential outcomes
Trials cover both national and international locations with all patient specimens being processed in Rutherford, New Jersey
CGIX Press Release: Cancer Genetics, Inc. Selected By Gilead Sciences, Inc. to Provide Clinical Trial Services for International Trials in Chronic Lymphocytic Leukemia
Gilead is Currently Using a Comprehensive Panel of CGI
Services & Proprietary Products in National & International
Trials for Hematologic Cancers
Highlights
The Gilead Relationship Exemplifies the Significant Upside Potential of
CGI’s Select One™ Offering

Memorial Sloan-Kettering Cancer Center *The Best Cancer Care. Anywhere.*	✓	✓	■
MAYO CLINIC	✓		■
NATIONAL CANCER INSTITUTE	✓		■
STANFORD SCHOOL OF MEDICINE	✓		■
North Shore LIJ	✓	✓	■
University of Iowa Hospitals & Clinics University of Iowa Health Care	✓	✓	■
Kamineni	✓		■
Cleveland Clinic	✓		■
Georgia Health Sciences University	✓	✓	■
DANA-FARBER CANCER INSTITUTE	✓	✓	■

CGI CANCER GENETICS
Empowering Personalized Cancer Treatment

Collaborations with Premier Cancer Research Institutions
Leading Differentiated Research & Driving Product Adoption
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Research  Collaboration/
Licensing
Clinical
Services
Partnership
Highlights
Renal Cancer, DLBCL, MCL & FL
Joint Venture Focused on Oncology
& Next Generation Sequencing
Cervical Cancer
DLBCL
CLL
Cervical Cancer & DLBCL
Cervical Cancer
Kidney Cancer
DLBCL, Head & Neck Cancers
CLL

Leh
Shimla
New Delhi
Agra
Jaipur
Khajuraho
Calcutta
Mumbai
Hyderabad
Bangalore
Chennai
Thiruvananthapuram

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Well-Positioned and Growing Internationally
Including in Emerging Economies
International revenue comes from sale of oncology products
(DNA-FISH probes, arrays) and services to emerging economies
Expect exposure to increase to emerging economies through
strong partnerships with Kamineni Life Sciences (India), Roche
(Central America & Caribbean), and DASA (Brasil)
We focus our efforts through partnerships to ensure compliance with local regulations and distribution issues
Expanded distribution network with 4 new distributors covering 7 countries
Continued focus on increasing international partnerships in 2013 and 2014

Roche

CANCER GENETICS
Empowering Personalized Cancer Treatment

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Roche Partnership
Expanding Market Presence Internationally
CGI won a global RFP to help a strategic personalized medicine initiative for Roche
Servicios (Latin America)
Roche sends all patient samples to the Rutherford facility where they are catalogued and processed
CGI interacts with both Roche and the hospital staff (pathologists, oncologists and nurses)
and supports delivery of reports through an online HIPAA compliant portal
Plans are in development to expand the relationship
CGI will be providing genomic and biomarker testing services to 14 countries in Central America and The Caribbean.
CGIX Press Release: Cancer Genetics, Inc. selected by Roche Servicios S.A. to provide services for the diagnosis and personalization of oncology treatment
Highlights
"Since the beginning, CGI understood our needs and requirements and most importantly, consistently delivered the service we required…allowing us to offer high quality results and in a very short time to our patients. This commitment with Roche vision and values to offer to patients the best service to improve their lives, has made CGI a true business partner."
Alvaro Soto, Roche Servicios | Central America & Caribbean General Manager

MAYO CLINIC

CGI CANCER GENETICS
Empowering Personalized Cancer Treatment

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Mayo Clinic Joint Venture
Investing in the Future – OncoSpire Genomics
JV to develop clinical diagnostic products and services on NGS platform(s) for select cancers
Select three initial projects in key oncology categories by the SRC (Scientific Review
Committee)
CGI commits up to $6 M over initial three year period (2013 to 2015-16 expected)
Mayo commits to “in-kind” services and support, use of facilities, NGS capabilities and patient samples
Joint Venture is exclusive in the project areas selected by CGI & Mayo
Next Generation Sequencing in Oncology
CGIX Press Release: Mayo Clinic Forms Joint Venture with Cancer Genetics
Highlights
The Value and Focus of Next Generation Sequencing is Moving from
Platforms to Clinically Relevant, Disease-Specific Applications

CANCER GENETICS
Empowering Personalized Cancer Treatment

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Strong History of Growth
CGI Revenue & Clinical Volume Trends (2009 – 2013 thru 6 mos)
$1.67
$2.52
$3.02
$4.30
$3.05
2009 2010 2011 2012
2,321
3,146
3,622
6,610
5,115
2009 2010 2011 2012
1H-2013
Total Revenue ($Mn)
Clinical Volume (Tests Processed)
1H-2013
Trailing 12 Months Revenue is
$5.4 Mn

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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2012 2013
Strong History of Growth - Revenue & Clinical Volume Trends
(Quarterly Comparison 2012 vs. 2013)
Total Revenue ($000)
1 Quarter
2013 2012
2 Quarter
Grants*
Grants*
Clinical Volume (Tests Processed)
2012 2013
1 Quarter
2013 2012
2 Quarter
Note: Approx. 90% Growth
2 Quarter 2013 vs. 2012,
Excluding Grants
46%
60%
97%
19%
st nd st
nd
$835
$1,148
$1,218
$1,832
1,610
1,623
1,911
3,204
* Grants Q1,2012: $10K
**Grants Q2,2012: $185K
nd

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Summary Statement of Operations
(2009-2013 thru 6 mos)
Income Statement Item 2009 2010 2011 2012 1H-2013
Revenue $1,666 $2,522 $3,019 $4,302 $3,050
Gross Profit (866) (995) (98) 373 701
Gross Margin (%) (52%) (39%) (3%) 9% 23%
Research & Development (R&D)
1,336 1,167 2,074 2,112 951
Sales & Marketing (S&M)
239 716 1,574 1,399 832
General & Administrative (G&A)
1,845 3,446 4,439 4,503 2,961
Operating Profit (Loss) (4,286) (6,323) (8,185) (7,641) (4,043)
Net Income (Loss) (7,328) (8,407) (19,887) (6,666) (6,782)
$ in thousands
2009 - 2012 audited

Δ			Δ

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Summary Statement of Operations
(Quarterly & First Half Comparisons 2012 vs. 2013)
Income Statement Item Q2 2012 Q2 2013% 1H 2012 1H 2013%
Revenue $1,148 $1,832 60% $1,983 $3,050 54%
Gross Profit 62 553 +100% 74 701 +100%
Gross Margin (%) 5% 30% +100% 4% 23% +100%
Research & Development (R&D) 527 456 (13%) 1,050 951 (9%)
Sales & Marketing (S&M) 376 447 19% 716 832 16%
General & Administrative (G&A) 1,393 1,384 (1%) 2,329 2,961 27%
Loss From Operations (2,234) (1,734) 22% (4,021) (4,043) (1%)
$ in thousands

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Summary Balance Sheet
Actual 06/30/13
Pro Forma
(A)
Cash & Cash Equivalents $1,941 $12,933
Total Assets 6,456 17,303
Total Liabilities 13,325 9,681
Stockholders’ (Deficit) Equity (6,869) 7,622
$ in thousands
(A) Pro Forma basis gives effect to (i) the receipt of net proceeds of approximately $13.5 MM from the sale of 1,500,000 shares of common stock at $10.00 per share, less offering expenses in our secondary offering which closed on August 19, 2013, (ii) the repayment of outstanding indebtedness of approximately $3.5 MM, and (iii) the receipt of additional net proceeds of approximately $976,000 from the sale of 105,000 shares of common stock at $10.00 per share less offering expenses pursuant to the partial exercise of the underwriters’ over-allotment option on September 5, 2013.

$ in Thousands

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
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Gross Profit Margin Highlights of Initiatives
Manufacturing in India (Probes)
Increased automation
Process improvement and
innovation
Capacity utilization
Leveraging cloud for scale in IT,
data storage and clinical
operations
Developing innovative model for
doing remote genetic analysis in
India
(52%)
(39%)
(3%)
9%
23%
(1,000)
(800)
(600)
(400)
(200)
0
200
400
600
800
2009
2010
2011
2012
1H-2013
2009-2012 audited
Consistent Focus on Gross Profit Improvements
Additional Efforts Focused Operationally in US & India

3%
13%
27%
57%

MultiPlan

Aetna
UnitedHealthcare
Medicare
BlueCross BlueShield
CIGNA
OXFORD HEALTH PLANS

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
NASDAQ: CGIX    |    29
Payor Revenue Mix 2013 (1H, 2013)
Selected Payors
Direct Bill Customer Types
Reimbursement Based Direct Bill / Pay Based
Insurance Companies
Medicare
Companies, Hospitals
& Care Facilities
Grants, Royalty & Other
Pharmas
1H, 2013
Multiple Customer Types Provide Diversified Revenue Mix
With Covered Lives Already in Place
57 million covered lives through multiple payors:
Biotechs
Academic
Cancer Facilities
Community &
Regional Labs

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
NASDAQ: CGIX    |    30
Experienced and Focused Management and Boards
Scientific Advisory Board
Andrea Califano, Ph.D.
Chairman of the Columbia Initiative for Systems Biology
Associate Director for Bioinformatics, Herbert Irving
Comprehensive Cancer Center
Timothy A. Chan, M.D., Ph.D.
Principal Investigator, Human Oncology and Pathogenesis
Program at Memorial Sloan-Kettering Cancer Center
Riccardo Dalla-Favera, M.D.
Director, Institute for Cancer Genetics at Columbia
University
Hans-Guido Wendel, M.D.
Principal Investigator, Cancer Genetics Laboratory at
Memorial Sloan-Kettering Cancer Center
Vundavalli V. Murty, Ph.D.
Director, Cancer Cytogenetic Laboratory and Molecular
Pathology at Columbia University
Andrew D. Zelenetz, M.D., Ph.D.
Chief of Lymphoma Service and Head of Molecular Hemo-
Oncology Laboratory, Department of Medicine at MSKCC
Raju Chaganti, Ph.D., FACMG  Founder & Chairman
35 years in cancer research; 37 at MSKCC
Major discoveries in cancer genomics
Published 350+ articles, 4 patents
Panna Sharma  President & CEO
15+ years as advisor to global life science & healthcare cos.
Founded TSG Partners
Chief Strategy Officer, iXL (IIXL)
Elizabeth Czerepak  Chief Financial Officer
9 yrs as biotech VC; 18 yrs in pharma finance & deal making
JPMorgan, Bear Stearns Health Innoventures, BASF, Roche,
Merck
Jane Houldsworth, Ph.D. Vice President of R&D
25 years in translational oncology research
Published 50+ articles, 4 patents
NIH grantee
Raju Chaganti, Ph.D. | Keith Brownlie | John Pappajohn | Franklyn Prendergast, M.D., Ph.D.
Panna Sharma | Edmund Cannon | Andrew Pecora, M.D. | The Honorable Tommy G. Thompson
Board of Directors
Officers & Management Team

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
NASDAQ: CGIX    |    31
Strong, Commercially-Focused News Flow & Consistent
Achievement of Milestones Expected in Coming Quarters
Increasing covered lives market access through additional
payers and health care organizations
Launching multi-marker NGS panel for leukemia and lymphomas
Additional international agreements with life science tools
companies for DNA Probes and product distribution in key
geographies
UroGenRA™ Kidney – Next phase of data and results from
Cleveland Clinic collaboration
MatBA
®
– Next phase of data and results from Dana Farber and
HUMC studies to help support value and reimbursement
CE Approval for FHACT™ – Allows for IVDD use in E.U.
Additional news on biopharma partners and relationships
Announcing initial set of projects and launch plans for
OncoSpire Genomics
Upcoming Milestones & Value Drivers
Accelerating market traction – over
50% quarter to quarter growth in 2013
and 60% over same quarter last year
Launched UroGenRA™ – Kidney, a
unique microarray for kidney cancer
diagnosis and treatment selection in
collaboration with MSKCC
Launched FHACT™ outside the U.S.
in collaboration with the National Cancer
Institute research publication
Received CLIA Approval for MatBA
®
–
MCL (Mantle Cell Lymphoma)
Finalized Agreement with Multiplan
which gave us access to 57 million
covered lives
Launched OncoSpire Genomics – A
Next Generation Sequencing Joint
Venture with Mayo Clinic
Recent Accomplishments

CANCER GENETICS

Empowering Personalized Cancer Treatment

Feronia Way
Meadows School
Veterans Blvd
17
Highfield Ln
Elycroft Pkwy
Nevins St
Rutherford Park

For further information, please contact us at ir@cancergenetics.com Cancer Genetics, Inc. Meadows Office Complex 201 Route 17 North Rutherford, NJ 07070 (201) 528-9200 www.cancergenetics.com

Appendix

Clinical Dilemma

→

→

CGI's Approach

MatBA CLL/SLL
INFORM PREDICT DECIDE
Mature B-Cell Neoplasm Array

- →
-

Clinical Interpretation

-
-
-

CGI CANCER GENETICS
Empowering Personalized Cancer Treatment

MatBA
®
-CLL/SLL resolved the prognostic discrepancy and confirmed high risk of poor outcome
Clinician could then consider a more aggressive route of treatment for patient
Allowed physician to better manage care and provide a more personalized treatment plan
Gain of 2p & 19, loss at 6q poor outcome
Biomarkers not assessed by other methods
Comprehensive Genomic Assessment
Conflicting
Previous
Prognoses
FISH favorable/intermediate
outcome (13q loss)
Molecular poor outcome
(IGHV
status: unmutated)
Contradictory Prognoses
Left a Key Question: How to
Best Manage & Treat This
Patient’s Leukemia?
CASE #174
MatBA
®
-CLL/SLL Delivers Clear Value in Personalization of
Leukemia Treatment – Clinical Case Study
MatBA
®
-CLL/SLL Can Favorably Impact Quality of Care and Reduce Healthcare
Costs Due to Earlier and More Accurate Molecular Prognosis
2013 Cancer Genetics, Inc.   |
NASDAQ: CGIX    |    34

Clinical Dilemma

CGI's Approach

FHACT™

FISH HPV-Associated Cancer Test

Clinical Interpretation

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
NASDAQ: CGIX    |    35
Absence of chromosomal instability is consistent with low risk of progression to a higher grade
Clinician can decide not to refer patient for immediate colposcopy
Clinician can choose to put patient under active surveillance with follow-up in 6 months
(-) for gain of 3q26, 5p15, 20q13 & Cen7 in 2,000+ cells scanned
No chromosomal instability detected
No resampling required
DNA FISH Probe Screening Assay
Pap Smear
Classified as
LSIL (low grade)
Low grade cervical lesions may
regress (~90%) or progress (~10%)
Patients are typically referred for
colposcopy procedure (1M+ /year)
Will The Patient’s Low-
Grade Cervical Lesion
Progress to a Higher
Grade, or Regress?
CASE #021
FHACT™ Serves as an Additional Triage Step to Reduce Invasive Procedures &
Healthcare Costs and Can Also be Applied to Other HPV-Associated Cancers
FHACT™ Fits Directly into Today’s Cervical Cancer Screening
Workflow as Additional Triage – Clinical Case Study

CANCER GENETICS
Empowering Personalized Cancer Treatment

2013 Cancer Genetics, Inc.   |
NASDAQ: CGIX    |    36
Existing CGI
Capabilities
DNA-FISH Probe
Low Resolution (~1-2Mb)
Mid-High Market Maturity
Value: High in established markets and growing in emerging
markets
High Resolution (~1-2kb)
Low-Mid Market Maturity
Value: Growing in established and more mature healthcare
economies
Sequence
Fragment & Hybridize to
Microarray
Analyze
Natural Extension of Technologies Used to Genomically Assess Cancer
DNA Next Generation Sequencing
Very High Resolution (1-2 nucleotides)
Emerging Market
Value: High in research but clinical value still emerging. First mover advantage in application development is critical
The Next
Step
Expanding Proprietary Capabilities Across Full Range of
DNA Detection Methodologies
DNA Microarray